Securities and Exchange Commission

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 15, 2005

PATIENT INFOSYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22319	16-1476509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46 Prince Street, Rochester, New York	14607
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(585) 242-7200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02	Results of Operations and Financial Condition.

On November 15, 2005, the Registrant issued a press release reporting results for the three and nine month periods ended September 30, 2005. A copy of the press release is furnished at Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Registrant on November 15, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATIENT INFOSYSTEMS, INC.
Date: November 15, 2005	By:	/s/Kent Tapper
Kent A. Tapper Sr. Vice President principal accounting officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Registrant on November 15, 2005

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